                           THE FLAMEMASTER CORPORATION

                                11120 SHERMAN WAY
                        SUN VALLEY, CALIFORNIA 91352-4949

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 18,1999

               TO THE SHAREHOLDERS OF THE FLAMEMASTER CORPORATION

     You are cordially invited to attend the Annual Meeting of the Shareholders of The Flamemaster Corporation, a Nevada Corporation, (the "Company"), which will be held at the Smoke House Restaurant, 4420 Lakeside Drive, Burbank, California 91505 on THURSDAY, MARCH 18, 1999 AT 2:00 P.M. Pacific Time, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement, which is incorporated herein by this reference.

          1. To elect six (6) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify.

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record of the Company's common stock at the close of business on February 2,1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, IN ORDER TO ASSURE A QUORUM AT THE ANNUAL MEETING. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                       BY ORDER OF THE BOARD OF DIRECTORS
                       Barbara E. Waite
                       Secretary

Sun Valley, California
February 11,1999

                           THE FLAMEMASTER CORPORATION

                                11120 SHERMAN WAY
                        SUN VALLEY, CALIFORNIA 91352-4949

                                 PROXY STATEMENT
                       1998 ANNUAL MEETING OF SHAREHOLDERS

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of The Flamemaster Corporation (the "Company"), to be held on MARCH 18,1999, or any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The Proxy Statement and the Proxy were first mailed to shareholders on or about February 11,1999.

                     SOLICITATION AND RECOVATION OF PROXIES

A form of proxy is being furnished by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company, including reimbursements of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of stock. In addition to the use of mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, fax or otherwise.

Any valid proxy received in time for voting and not revoked will be voted at the meeting in accordance with the directions contained therein. Any valid proxy submitted without directions will be voted as described herein IN FAVOR of the election of the nominees named herein.

Your execution of the enclosed Proxy will not affect your rights as a shareholder to attend the meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time either (a) a later-dated proxy, (b) written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the meeting in person.

                        VOTING SECURITIES AND RECORD DATE

The only voting security of the Company is its COMMON stock. Only SHAREHOLDERS OF RECORD at the close of business on FEBRUARY 2,1999, will be entitled to vote at the Meeting. As of such date there were outstanding 1,640,216 shares of common stock, which are entitled to one vote per share. However, the election of directors will be conducted by cumulative voting. In cumulative voting each shareholder may cast that number of votes equal to the number of directors to be elected multiplied by the number of shares held. The shareholder may cast all of such votes for one nominee or distribute such votes among as many nominees as he desires. The five candidates receiving the largest number of votes shall be elected.

                           THE FLAMEMASTER CORPORATION

                              1998 PROXY STATEMENT

WILLIAM Z. DEUTSCH is a retired businessman and previous owner, partner and officer of several companies in the Los Angeles area. He is currently engaged as a private investor in real estate and securities.

LEON GUTOWICZ is a retired businessman, with investments in real estate and financial instruments, and active in non-profit chartible organizations.

JOSEPH MAZIN is President and Chief Executive Officer and has held such post for over 5 years. Mr. Mazin also serves as Chairman, President and Chief Executive Officer of PerfectData Corporation, a public company. Flamemaster Corporation holds an approximate 19% interest in PerfectData Corporation.

DONNA MAZIN is President of Altius Investment Corporation, and an executive, adminstrator and buyer of PerfectData Corporation. Donna Mazin is the wife of Joseph Mazin.

SION MAZIN is a private investor, retired from banking and commodities import export business.

STUART WEINSTEIN is Vice President of LAX Inspection Services Inc. a company providing meat inspection services and a Vice President of PTL Realty, a real estate holding company.

Willliam Deutsch and Stuart Weinstein comprise an Independent
Audit Committee.

Sion Mazin is the father of Joseph Mazin. Leon Gutowicz is the father-in-law of Joseph Mazin.

Between October 1997 and September 1998, six meetings of the Company's Board of Directors were held. All directors attended at least 90% of the directors meetings. The Company's Board of Directors does not have standing nominating or compensation committees.

                             FLAMEMASTER CORPORATION

                              1998 PROXY STATEMENT

ELECTION OF DIRECTORS
Six directors are to be elected at the meeting, each director to hold office until his successor is elected and qualified. The shares represented by Proxies on the enclosed form will be voted FOR the election of the six persons named below, in the absence of other instruction. However, in the event that any person other than the nominees named below shall be nominated for election as director, the persons named in the proxy may vote cumulatively for less than all the nominees. If any of the persons named below should decline or be unable to serve, an event which is not anticipated, the proxy discretionary authority to cast their votes for such other person or persons as they may determine.



Name                     Age        Occupation              Director of     Common         Percentage
                                                            Company         Bennefic-      of Class
                                                            Since           ally Owned     (Common)
--------------          -----       ----------------        -----------     ----------     ----------
William Deutsch           72        Retired                 1998              1,000             .06%
                                    Businesman

Leon Gutowicz             80        Officer,Director        1984             85,027  (1)       5.18%
                                    Charitable
                                    Organization

Joseph Mazin              52        President, CEO          1982            277,642  (2)      16.93%
                                    and Chairman

Donna Mazin               51        President of            1993            277,642  (2)
                                    Altius Investment

Sion Mazin                93        Private Investor        1984             55,703  (3)       3.40%

Stuart Weinstein          50        Vice President          1997             16,710            1.02%
                                    PTL Realty



(1) Includes  Notes that are convertible into 29,961 shares of common.
(2) Includes  Notes that are convertible into 69,860 shares of common.
(3) Includes  Notes that are convertible into 18,095 shares of common.

                             FLAMEMASTER CORPORATION

                              1998 PROXY STATEMENT

PRINCIPAL SHAREHOLDERS - COMMON

The following table sets forth information regarding beneficial ownership of the Company's common stock as of February 2, 1999. To the Company's knowledge, the individuals or groups shown in the table are the only persons who held more than 5% of the Company's common stock at that date.



 Name and address of            Amount and nature of         Percentage of Class
  Beneficial Owner              Beneficial Ownership               Common
-------------------------       ---------------------        --------------------
 Altius Investment                  431,792    (a)               26.33%
 11120 Sherman Way
 Sun Valley, CA 91352

 Joseph & Donna Mazin               277,642   (b))               16.93%
 11120 Sherman Way
 Sun Valley, CA 91352

 Leon Gutowicz                       85,027                       5.18%
 11120 Sherman Way
 Sun Valley, CA 91352

 Directors and Officers             482,850                      29.44%
 as a Group (9)



 (a) Includes Notes that are convertible into 12,029 shares of common.
 (b) Joseph & Donna Mazin share voting control of the Flamemaster shares held by Altius Investment Corp.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

 The following table includes information as to all directors and executive officers of the Company who received more than $100,000 in remuneration during each of the last three fiscal years.


 Name and Principal              Fiscal            Salary           Restricted       All other
 Position                         Year                $                  $          Compensation
----------------------          -------            -------          ----------      ------------
 Joseph Mazin                      1998            158,909               -              -
 Chairman,President                1997            154,280            4,725             -
 and Chief Executive               1996            152,595           10,613             -


                             FLAMEMASTER CORPORATION

                              1998 PROXY STATEMENT

COMMON STOCK

The Company's common stock is traded on the Nasdaq Smallcap Market under the symbol "Fame".

RELATIONSHIP WITH AUDITORS

Beckman Kirkland & Whitney have been engaged for fiscal years ended September 30, 1998, 1997, 1996, 1995, 1994, 1993 and 1992.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

Any shareholder proposal to be considered for presentation at the Company's next Annual Meeting must be received by the Company at its executive offices on or before November 10, 1999 for inclusion in the Company's Proxy Statement and Form of Proxy.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those discussed herein. If other matters properly come before the meeting or any adjournment thereof, the persons named in the proxies will vote them in accordance with their best judgement.

                                     BY ORDER OF THE BOARD OF DIRECTORS
                                     BARBARA E. WAITE
                                     SECRETARY

                         ANNUAL MEETING OF SHAREHOLDERS
                           THE FLAMEMASTER CORPORATION

The undersigned hereby appoints Joseph Mazin and Barbara Waite, and each or any of them each with the power to appoint his substitute, as Proxies, with the powers the undersigned would possess if personally present, to vote, as designated below, all stock of the undersigned in The Flamemaster Corporation at the Annual Meeting of Shareholders on March 18, 1999, or any adjournments thereof.

             1.    ELECTION OF DIRECTORS
                   ______ FOR all nominees listed below (except as marked to
                          the contrary below).

                   ______ WITHHOLD AUTHORITY to vote for all nominees listed
                          below.

                   William Deutsch, Leon Gutowicz, Joseph Mazin, Donna Mazin, Sion Mazin, Stuart Weinstein.

                   (To withhold authority to vote for an individual write that nominee's name on space provided below).

                   ----------------------------------------------------

                   THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE UNLESS OTHERWISE SPECIFIED.

             2. Such other business as may properly come before said meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PROXY OF THE FLAMEMASTER CORPORATION DATED FEBRUARY 11, 1999.

                     Date:                                  1999.
                           ---------------------------------

                     -------------------------------------------
                     (Signature)

                     -------------------------------------------
                     (Signature)

                     Please sign exactly as name appears at left,. If stock is jointing held each owner should sign. Executors, Administrators, Trustees, Guardians, Attorneys and Corporate Officers should indicate their fiduciary capacity or full title when signing.

                     Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.